                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          MOTOR CARGO INDUSTRIES, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                          MOTOR CARGO INDUSTRIES, INC.

                             845 WEST CENTER STREET
                           NORTH SALT LAKE, UTAH 84054

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 21, 1999

                                   May 3, 1999


To the Shareholders of Motor Cargo Industries, Inc.:

               You are cordially invited to attend the Annual Meeting of Shareholders (the "Meeting") of Motor Cargo Industries, Inc., a Utah Corporation (the "Company"), to be held on Monday, June 21, 1999, at 11:00 a.m., local time, at the University Park Marriott Hotel, 480 Wakara Way, Salt Lake City, Utah for the following purposes:

               1. To elect five directors.

               2. To ratify the selection of Grant Thornton LLP as independent auditors to audit the Consolidated Financial Statements of the Company and its subsidiaries for the year ending December 31, 1999.

               3. To approve the Company's 1999 Stock Option Plan for Non-Employee Directors.

               4. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

               Only holders of record of the Company's common stock, no par value, at the close of business on April 20, 1999 will be entitled to notice of and to vote at the Meeting. Please sign, date and mail the enclosed proxy so that your shares may be represented at the Meeting if you are unable to attend and vote in person.




                                       By order of the Board of Directors.


                                       MARVIN L. FRIEDLAND
                                       Vice President, General Counsel
                                       and Secretary

                           MOTOR CARGO INDUSTRIES INC.
                             845 WEST CENTER STREET
                           NORTH SALT LAKE, UTAH 84054

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 21, 1999

                                  INTRODUCTION

               This Proxy Statement is being furnished to the Shareholders (the "Shareholders") of Motor Cargo Industries, Inc., a Utah corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on June 21, 1999 and at any adjournments thereof.

               At the Meeting, Shareholders will be asked:

               (1) To elect five directors.

               (2) To ratify the selection of Grant Thornton LLP as independent auditors to audit the Consolidated Financial Statements of the Company for the year ending December 31, 1999.

               (3) To approve the Company's 1999 Stock Option Plan for Non-Employee Directors.

               (4) To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

               The Board of Directors has fixed the close of business on April 20, 1999 as the record date for the determination of the holders of common stock, no par value ("Common Stock") entitled to notice of and to vote at the Meeting. Each such Shareholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. At the close of business on April 20, 1999, there were 6,927,220 shares of Common Stock entitled to vote.

               This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Stock on or about May 3, 1999.


                                   THE MEETING

DATE, TIME AND PLACE

               The Meeting will be held on June 21, 1999, at 11:00 a.m., local time, at the University Park Marriott Hotel, 480 Wakara Way, Salt Lake City, Utah.

MATTERS TO BE CONSIDERED

               At the Meeting, Shareholders will be asked to consider and vote to (i) elect five directors, (ii) ratify the selection of independent auditors, and (iii) approve the 1999 Stock Option Plan for Non-Employee Directors. See "ELECTION OF DIRECTORS," "RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS" and "APPROVAL OF THE 1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS". The Board of Directors knows of no matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

               Shareholders as of the Record Date (i.e., the close of business on April 20, 1999) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 6,927,220 shares of Common Stock outstanding and entitled to be voted. Each share of Common Stock entitles its holder to one vote.

REQUIRED VOTES

               Election of Directors. Under Utah law, the affirmative vote of the holders of a plurality of the shares of Common Stock voted at the Meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the Shareholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

               Ratification of Selection of Independent Auditors. The ratification of the selection of Grant Thornton LLP as independent auditors is being submitted to Shareholders because the Board of Directors believes that such action follows sound corporate practice and is in the best interests of the Shareholders. If the Shareholders do not ratify the selection by the affirmative vote of a majority of the shares of Common Stock voted at the Meeting, the selection of independent auditors will be reconsidered by the Board. If the Shareholders ratify the selection, the Board, in its discretion, may still direct the appointment of new independent auditors at any time during the year if the Board believes that such a change would be in the interests of the Company and its Shareholders.

               Approval of the 1999 Stock Option Plan. Under Utah law, the affirmative vote of a majority of the shares of Common Stock voted at the Meeting is required for approval of the 1999 Stock Option Plan for Non-Employee Directors.

               Abstentions and broker non-votes will not be counted in determining the votes cast in connection with the ratification of the selection of independent auditors or the approval of the 1999 Stock Option Plan for Non-Employee Directors, but will have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority will be calculated.

               Principal Shareholder. The Company has been advised by its principal shareholder, Harold R. Tate, that he intends to vote the 3,890,000 shares of Common Stock that he owns, representing approximately 56% of the Company's outstanding shares of Common Stock, FOR the election of the five persons nominated by the Board of Directors to serve as directors, FOR the ratification of the selection of Grant Thornton LLP as the Company's independent auditors to audit the accounts of the Company and its subsidiaries for 1999 and FOR the approval of the Company's 1999 Stock Option Plan for Non-Employee Directors.

VOTING AND REVOCATION OF PROXIES

               Shareholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted FOR election of each nominee for director named herein, FOR ratification of the selection of independent auditors and FOR approval of the 1999 Stock Option Plan for Non-Employee Directors.

               Any proxy signed and returned by a Shareholder may be revoked at any time before it is voted by filing with the Secretary of the Company, at the address of the Company set forth herein, written notice of such revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

PROXY SOLICITATION

               The Company will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies from Shareholders by telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of shares of Common Stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.

INDEPENDENT AUDITORS

               The Company has been advised that representatives of Grant Thornton LLP, the Company's independent auditors for 1998, will attend the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                              ELECTION OF DIRECTORS

               At the Meeting, five directors are to be elected to serve until the next Meeting or until their successors are elected and qualified. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote FOR the five nominees named by the Board of Directors and listed on the following table. The Board of

Directors does not expect that any of the nominees will be unavailable for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors of the Company may propose. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED BELOW.

               The names and certain information concerning the experience and background of the nominees for election as directors are set forth below.

NAME                            AGE             POSITION WITH THE COMPANY
----                            ---             -------------------------
Harold R. Tate                  72        Chairman of the Board, Director
Marshall L. Tate                36        President and Chief Executive Officer, Director
Marvin L. Friedland             57        Vice President, General Counsel and
                                          Secretary, Director
Robert Anderson                 78        Director
James Clayburn LaForce, Jr.     70        Director

               Harold R. Tate has over 50 years experience in the trucking industry and has served as Chairman of the Board of the Company and its predecessors since 1947. Mr. Tate served as Chief Executive Officer of the Company and its predecessors from 1947 to March 1997. Mr. Tate also serves as a member of the Board of Trustees of the Buffalo Bill Historical Center. Harold R. Tate is the father of Marshall L. Tate.

               Marshall L. Tate has over 14 years experience in the trucking industry. Mr. Tate has been employed by the Company since 1984, has served as its President and Chief Executive Officer since March 1997, and was appointed to the Board of Directors of the Company in 1996. Prior to becoming the Company's President and Chief Executive Officer, Mr. Tate served in various divisional positions as well as Vice President of Sales and Marketing and Executive Vice President of Corporate Development for Motor Cargo, the Company's principal operating subsidiary. In 1995, Mr. Tate directed the start-up of the Company's logistics warehousing and distribution management services subsidiary, MC Distribution Services. Marshall L. Tate is the son of Harold R. Tate.

               Marvin L. Friedland has served as Vice President and General Counsel of the Company and its predecessors since 1982. Prior to joining the Company, Mr. Friedland was an attorney in private practice. Mr. Friedland was appointed to the Board of Directors in 1996. Mr. Friedland is a Certified Public Accountant and a member of the California Bar and the Utah Bar.

               Robert Anderson has served as a director of the Company since December 1, 1997. Mr. Anderson was formerly Chairman and Chief Executive Officer of Rockwell International Corporation. He has served as Chairman Emeritus of Rockwell International Corporation since 1990. Mr. Anderson is also a director of Gulfstream Aerospace Corporation and Aftermarket Technology Corp.

               James Clayburn LaForce, Jr. has served as a director of the Company since December 1, 1997. Mr. LaForce is Dean Emeritus of the John B. Anderson School of Management, University of California, Los Angeles. He is also a director of Rockwell International Corporation, Jacobs Engineering Group, Inc., The Black Rock Funds, Imperial Credit Industries, Inc., Provident Investment Council Mutual Funds and The Timken Company.


                             INFORMATION CONCERNING
                             THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES

               The current committees of the Company's Board of Directors include an Audit Committee, a Compensation Committee and a Performance-Based Compensation Committee.

               The functions of the Audit Committee are to recommend to the Board independent auditors for the Company, to analyze the reports and recommendations of such auditors and to review internal audit procedures and controls. The Audit Committee consists of Robert Anderson and James Clayburn LaForce, Jr. One meeting of the Audit Committee was held in 1998.

               The functions of the Compensation Committee are to review and adjust the salaries of the principal officers and key executives of the Company. The Compensation Committee also administers the Company's executive compensation and benefit plans. The Compensation Committee consists of Marshall L. Tate, Robert Anderson and James Clayburn LaForce, Jr. Two meetings of the Compensation Committee were held in 1998.

               The sole function of the Performance-Based Compensation Committee is to qualify certain stock options and rights granted under the Company's 1997 Stock Option Plan as "performance-based compensation" within the meaning of
Section 162(m) of the Internal Revenue Code. The Performance-Based Compensation Committee consists of Robert Anderson and James Clayburn LaForce, Jr. The Performance-Based Compensation Committee was established on January 26, 1999. Accordingly, no meetings of the Performance-Based Compensation Committee were held in 1998.

               The Board of Directors held a total of four regular meetings in 1998. During 1998, each incumbent director attended 75% or more of the total number of meetings of the Board and the committees of the Board on which he served that were held during the periods he served.

                  PRESENT BENEFICIAL OWNERSHIP OF COMMON STOCK

               Set forth below is certain information as of March 31, 1999 with respect to the beneficial ownership of shares of Common Stock by (i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding shares of Common Stock (the Company's only class of voting securities), (ii) each director and nominee for director, (iii) executive officers named in the Summary Compensation Table on page 7 (the "Named Executive Officers") and (iv) all directors and executive officers as a group.

Name and Address                            Amount and Nature of           Percent of
of Beneficial Owner(1)                      Beneficial Ownership(2)           Class
----------------------                      -----------------------        ----------

Certain Beneficial Owners:
--------------------------

Group consisting of:
    Franklin Resources, Inc.
    Charles B. Johnson
    Rupert H. Johnson, Jr.
    Franklin Advisory Services, Inc.(3)           416,500                    6.01%

Robert Fleming, Inc.(4)                           382,075                    5.52%

Directors:
----------

Harold R. Tate                                  3,890,000                   56.16%

Marshall L. Tate                                  184,153                    2.66%

Marvin L. Friedland                               184,153                    2.66%

Robert Anderson                                        --                       --

James Clayburn LaForce, Jr.                            --                       --

Nondirector Named
Executive Officers:
-------------------

Louis V. Holdener                                  16,240                        *

Lynn H. Wheeler                                        --                       --

All directors and
executive officers as a
group  (12 persons)                             4,279,621                   61.73%


----------------------
* Less than 1%

(1) Unless otherwise indicated in these footnotes, the mailing address of each beneficial owner listed is 845 West Center Street, North Salt Lake, Utah 84154.

(2) Except as otherwise noted, each of the beneficial owners listed in the above table has, to the knowledge of the Company, sole voting and investment power with respect to the indicated shares of Common Stock.

(3) According to a Statement on Schedule 13G dated February 1, 1999, 416,500 shares are beneficially owned by one or more closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of Franklin Resources, Inc. The mailing address for Franklin Resources, Inc. is 777 Mariners Island Boulevard, San Mateo, CA 94404.

(4) The mailing address for Robert Fleming, Inc. is 320 Park Avenue - 11th Floor, New York, New York 10022.

                             EXECUTIVE COMPENSATION

            Set forth below is certain information with respect to the compensation paid by the Company to the Chairman of the Board, the President and Chief Executive Officer and each of the other three most highly compensated current executive officers of the Company, for services in all capacities to the Company and its subsidiaries during the years ended 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE

                                                           LONG TERM COMPENSATION
                                                         ----------------------------
                                ANNUAL COMPENSATION(1)         AWARDS         PAYOUTS
                               ----------------------------------------------------------------
                                                 OTHER             SECURITIES           ALL
                                                ANNUAL  RESTRICTED UNDERLYING          OTHER
  NAME AND PRINCIPAL                            COMPEN-   STOCK     OPTIONS/    LTIP   COMPEN-
       POSITION          YEAR  SALARY   BONUS   SATION   AWARD(s)    SARS(3)   PAYOUTS SATION(4)
                                ($)      ($)      ($)       ($)       (#)        ($)     ($)
-----------------------------------------------------------------------------------------------
Harold R. Tate           1998  250,000      --       --        --         --      --         -
   Chairman of the       1997  150,625      --       --        --         --      --         -
   Board(5)              1996  105,000      --       --        --         --      --         -

Marshall  L. Tate        1998  175,000  21,000       --        --         --      --         -
   President and         1997  137,583  29,155       --        --     40,000      --         -
   Chief Executive       1996  118,917  15,344       --        --         --      --         -
   Officer(5)

Marvin L. Friedland      1998  130,000  16,000       --        --         --      --    24,208
   Vice President and    1997  134,729  23,734       --        --     25,000      --    16,301
   General Counsel       1996  126,625  15,344       --        --         --      --    17,555

Louis V. Holdener        1998  135,000  21,000       --        --         --      --    24,650
    President of Motor   1997  127,917  29,456       --  $240,000(6)  30,000      --    17,068
    Cargo                1996  121,667  17,844       --        --         --      --    16,927

Lynn  H. Wheeler         1998   98,000  16,000       --        --         --      --    23,364
    Vice President of    1997  103,500  23,456       --        --     20,000      --    15,518
    Finance and Chief    1996   90,125  15,344       --        --         --      --    16,612
    Financial Officer

---------------------

(1) Amounts in this table include payments made to certain Named Executive Officers by Ute Trucking and Leasing, L.L.C. during 1996 and 1997. Amounts in this table do not include certain payments made by the Company in 1996 to PDLM Consulting Limited, a company in which Harold R. Tate owns a 50% equity interest. See "Certain Relationships and Related Transactions."

(2) Perquisites and other personnel benefits, securities or property, in the aggregate, are less than either $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

(3) The options set forth in this column were granted on November 24, 1997 in connection with the Company's initial public offering. The options have an exercise price of $12.00 per share and vest in equal installments over a four year period. All of such options were cancelled in connection with the issuance of new options in January 1999. See "1997 Stock Option Plan" below.

(4) Amounts in this column include matching contributions made by the Company under its 401(k) plan on behalf of Mr. Friedland, Mr. Holdener and Mr. Wheeler of $3,410, $3,859 and $3,420, respectively, in 1998. Amounts in this column also include accrued benefits under salary continuation agreements between the Company and Mr. Friedland, Mr. Holdener and Mr. Wheeler of $20,798, $20,791 and $19,944, respectively, in 1998.

(5) Harold R. Tate resigned from the office of Chief Executive Officer on March 19, 1997, retaining his position as Chairman of the Board. At that time, Marshall L. Tate was appointed Chief Executive Officer. Effective September 1, 1997, Harold R. Tate's annual salary was increased to $250,000 and Marshall L. Tate's annual salary was increased to $175,000.

(6) Pursuant to a Restricted Stock Agreement, dated October 2, 1997, the Board of Directors awarded Louis V. Holdener 20,000 shares of the Company's Common Stock. The Company holds the certificates for the shares until released in accordance with the Restricted Stock Agreement. The Restricted Stock Agreement provides for the release of the shares to Mr. Holdener in four installments, each consisting of 25% of the shares issued under the agreement, on January 1 of 1998, 1999, 2000 and 2001. The shares not released are subject to forfeiture in the event Mr. Holdener voluntarily ceases his continuous employment with the Company or the Company terminates his employment for cause. Termination of employment by the Company without cause, or termination due to disability or death after January 1, 1999 will result in the release of all shares not previously released. Notwithstanding the scheduled release of shares and the forfeiture provisions, the Board of Directors may, in its discretion, release any or all shares held by the Company at any time. Pending release or forfeiture of the restricted shares, Mr. Holdener may exercise all rights of a shareholder with respect to the restricted shares, except the right to pledge or convey ownership. At December 31, 1998, the dollar value of the unreleased shares was $120,000.

STOCK OPTIONS

               No options to purchase shares of the Company's Common Stock were granted to any of the Named Executive Officers during 1998. None of the Named Executive Officers exercised any options during 1998. The following table provides information as to the value of options held by such Executives at the end of 1998 measured in terms of the last reported sale price for the Company's Common Stock on December 31, 1998 ($8.00, as reported on the Nasdaq National Market System).

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                       Shares                Number of Securities       Value of Unexercised
                      Acquired               Underlying Unexercised     In-the-Money
                         on          Value   Options/SARs at FY-End(#)  Options/SARs at FY-End ($)
Name                  Exercise(#)  Realized  Exercisable/Unexercisable  Exercisable/Unexercisable
----                  -----------  --------  -------------------------  --------------------------
Marshall L. Tate         --           --           10,000/30,000                  0/0
Marvin L. Friedland      --           --            6,250/18,750                  0/0
Louis V. Holdener        --           --            7,500/22,500                  0/0
Lynn H. Wheeler          --           --            5,000/15,000                  0/0

1997 STOCK OPTION PLAN

               On October 1, 1997, the Company's Board of Directors adopted the Motor Cargo Industries, Inc. 1997 Stock Option Plan (the "1997 Stock Option Plan"). The purpose of the 1997 Stock Option Plan is to provide certain of the Company's key employees who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company and thereby create in such key employees an increased interest in and a greater concern for the welfare of the Company. The 1997 Stock Option Plan contains provisions for granting various stock-based awards, including incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, nonqualified stock options and stock appreciation rights. The term of the 1997 Stock Option Plan is ten years, subject to earlier termination or amendment.

               The Compensation Committee of the Board of Directors administers the 1997 Stock Option Plan. Under the terms of the 1997 Stock Option Plan, the committee of the Board of Directors administering the plan is required to be composed of two or more directors. The Compensation Committee has the authority to interpret the 1997 Stock Option Plan and to determine and designate the persons to whom options or awards shall be made and the terms, conditions and restrictions applicable to each option or award (including, but not limited to, the price, any restriction or limitation, any vesting schedule or acceleration thereof, and any forfeiture restrictions). The Board of Directors may amend the 1997 Stock Option Plan but may not, without the prior approval of the shareholders of the Company, amend the plan to increase the total number of shares reserved for options and rights under the plan, reduce the exercise price of any incentive stock option granted under the plan, modify the provisions of the plan relating to eligibility, or materially increase the benefits accruing to participants under the plan.

               On January 26, 1999, the Board of Directors amended the 1997 Stock Option Plan to permit administration by a committee consisting of "outside directors" for the purpose of qualifying certain stock options and rights granted under the 1997 Stock Option Plan as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code. The Board of Directors has established the Performance-Based Compensation Committee, consisting of Robert Anderson and James Clayburn LaForce, Jr., for this purpose. The Compensation Committee continues to administer all other aspects of the 1997 Stock Option Plan.

               The Company has reserved 500,000 shares of Common Stock for issuance pursuant to the 1997 Stock Option Plan. On November 24, 1997, non-qualified options to purchase 229,500 shares of Common Stock at $12.00 per share were granted to employees of the Company, including options covering an aggregate of 115,000 shares to certain Named Executive Officers. On January 28, 1998, additional non-qualified options to purchase an aggregate of 48,500 shares of Common Stock at $12.50 per share were granted to employees of the Company. Accordingly, as of December 31, 1998, options to purchase a total of 344,500 shares of Common Stock were outstanding under the 1997 Stock Option Plan. All of such outstanding options vest over a four year period, with 25% of these options vesting on each of the first, second, third and fourth anniversaries of the date of grant.

               On January 26, 1999, the Company cancelled all outstanding options under the 1997 Stock Option Plan in connection with the issuance of new options. The new options have an exercise price of $7.50 per share and provide for a new, four-year vesting period. Following the issuance of the new options, as of March 31, 1999, options to purchase a total of 394,500 shares of Common Stock were outstanding under the 1997 Stock Option Plan, including options to purchase an aggregate of 165,000 shares held by certain Named Executive Officers.

401(K) PROFIT SHARING PLAN

               The Company maintains a defined contribution plan (the "401(k) Plan"), which is intended to satisfy the tax qualification requirements of the Internal Revenue Code of 1986, as amended (the "Code"). All Company personnel who work 1,000 or more hours per year are eligible to participate in the 401(k) Plan after one year of service with the Company. The 401(k) Plan permits participants to contribute between 1% and 15% of their annual compensation from the Company, subject to the limit imposed by the Code. The Company is obligated to match at least 25% of employee contributions, up to 6% of a participant's annual compensation. All amounts contributed by a participant fully vest immediately. A participant becomes vested over time and is fully vested in any Company matching contributions after seven years of service. The 401(k) Plan also permits discretionary contributions by the Company. Expenses for Company contributions amounted to $310,000, $525,000 and $447,000 in 1996, 1997 and
1998, respectively.

PENSION PLAN

               The Company has a defined benefit pension plan (the "Pension Plan") covering substantially all of its employees. Benefits under the Pension Plan are based upon years of service and hours of service in each year of service. A participant is fully vested after five years of employment. Once vested, employees are entitled to receive an annual benefit for each year of service in which such employee worked at least 1,000 hours. The amount of benefit for each year of service ranges from $144 for 1,000 hours of service to $240 for 1,800 hours or more of service. Harold R. Tate receives an annual benefit of $17,256 under the Pension Plan. The estimated annual benefits payable upon retirement at normal retirement age for Marshall L. Tate, Marvin L. Friedland, Louis V. Holdener and Lynn H. Wheeler are $6,025, $5,832, $7,320 and $5,572, respectively.

SALARY CONTINUATION AGREEMENTS

               The Company has salary continuation agreements with certain key management employees, including Marvin L. Friedland, Louis V. Holdener and Lynn
H. Wheeler. Under the agreements, the Company is obligated to provide for each such employee or his beneficiaries, during a period of not more than ten years after the employee's death, disability or retirement, annual benefits ranging from $17,000 to $23,000.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

               Prior to November 28, 1997, the Board of Directors did not have a compensation committee and the Board of Directors as a whole determined the compensation to be paid to the executive officers of the Company. On November 28, 1997, the Board of Directors established a compensation committee. The functions of the Compensation Committee are to review and adjust the salaries of the principal officers and key executives of the Company. The Compensation Committee also administers the Company's executive compensation and benefit plans. The Compensation Committee consists of Marshall L. Tate, Robert Anderson and James Clayburn LaForce, Jr.

              The Compensation Committee considers a number of factors in establishing compensation for executive officers, including the Chief Executive Officer and the other Named Executive Officers. The goal of the Compensation Committee is to create compensation packages for officers and key employees which will attract, retain and motivate executive personnel who are capable of achieving the Company's short-term and long-term financial and strategic goals. Executive compensation at the Company is made up of three elements: (i) base salary, (ii) bonuses and (iii) grants of equity-based compensation (e.g. stock options and restricted stock).

              Base Salary. Base salaries for all of the executive officers of the Company for 1996 and 1997 were established by the Board of Directors of the Company based upon each employee's job responsibilities. On October 9, 1998, the Compensation Committee reviewed the salaries for officers and executives of the Company and determined that no changes in base salary levels were necessary.

              Bonuses. The Board of Directors awarded cash bonuses to executive officers during 1996 and 1997 based upon the financial performance of the Company. The Compensation Committee awarded bonuses for 1998. The Compensation Committee considered a number of factors in awarding bonuses, including the financial performance of the Company and the achievement by the Company of short-term and long-term financial and strategic goals.

              Stock Options and Restricted Stock. In addition to salary and bonus, the Company has adopted the 1997 Stock Option Plan. Under the 1997 Stock Option Plan, officers and key employees are eligible to receive awards of stock options, stock appreciation rights and restricted stock. The number of stock options and/or shares of restricted stock granted to each executive officer is determined by a competitive compensation analysis and each individual's salary and responsibility.

              Marshall L. Tate
              Robert Anderson
              James Clayburn LaForce, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

              The Compensation Committee consists of the Company's President and Chief Executive Officer and two non-employee directors. Currently, the members of the Compensation Committee are Marshall L. Tate, Robert Anderson and James Clayburn LaForce, Jr. None of the executive officers of the Company serve as a director of another corporation in a case where an executive officer of such other corporation serves as a Director of the Company.

CORPORATE PERFORMANCE

              The following graph compares the performance (total return on investment as measured by the change in the year-end stock price plus reinvested dividends) of $100 invested in the Common Stock of the Company with that of $100 invested in the U.S. Nasdaq Index and $100 invested in the Nasdaq Trucking Index for the period from November 24, 1997 to December 31, 1998. Index data was furnished by Standard & Poor's Compustat Services, Inc. Prior to the Company's initial public offering in November 1997, there was no established trading market for the Company's Common Stock. Accordingly, no performance comparison is presented for any period prior to November 25, 1997.


          [GRAPHIC MATERIAL OMITTED: THE COMPANY'S SHAREHOLDER RETURN
           PERFORMANCE GRAPH IS DESCRIBED IN TABULAR DATA FORM BELOW]

                            TOTAL SHAREHOLDER RETURN

                                 Base               INDEXED RETURNS
                                 Period               YEARS ENDING
Company/Index                    25Nov97          Dec97          Dec98
------------------------------------------------------------------------
MOTOR CARGO INDUSTRIES INC         100            100.00          66.67
NASDAQ US                          100             98.44         138.14
NASDAQ TRUCKING                    100            101.12          89.58

COMPENSATION OF DIRECTORS

              The Company pays each non-employee director $2,500 for each meeting of the Board of Directors and $500 for each telephonic meeting of the Board of Directors attended. The Company also reimburses such directors for their expenses incurred in connection with their activities as directors. On November 24, 1997, in connection with the Company's initial public offering, a non-qualified option to purchase 10,000 shares of Common Stock at the initial public offering price of $12.00 per share was granted to each of Robert Anderson and James Clayburn LaForce, Jr. These options vest over a four-year period, with 25% of these options vesting on each of the first, second, third and fourth anniversaries of the date of grant.

              On January 26, 1999, subject to the approval by the shareholders of the Company of the 1999 Stock Option Plan for Non-Employee Directors, the Board of Directors of the Company approved the cancellation of the existing stock options held by Messrs. Anderson and LaForce and granted new options to Mr. Anderson and Mr. LaForce under the 1999 Stock Option Plan. An option to purchase 17,500 shares of Common Stock at $7.50 per share was granted to each of Mr. Anderson and Mr. LaForce. These options vest over a four-year period, with 25% of these options vesting on each of the first, second, third and fourth anniversaries of the date of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

               Effective August 28, 1997, the Company acquired Ute Trucking and Leasing, L.L.C. ("Ute"). Ute's assets consist primarily of tractors and trailers utilized by the Company pursuant to contracts between the Company and Ute. The Company issued an aggregate of 700,000 shares of Common Stock to the four owners of Ute, Harold R. Tate, Marshall L. Tate, Darrell Tate and Marvin L. Friedland, in exchange for their interests in Ute. Harold R. Tate is the principal shareholder and the Chairman of the Board of Directors of the Company. Marshall
L. Tate is the President and Chief Executive Officer and a director of the Company. Marvin L. Friedland is Vice President and General Counsel, Secretary and a director of the Company. Harold R. Tate, Marshall L. Tate and Marvin L. Friedland received 490,000, 70,000 and 70,000 shares of Common Stock, respectively, for their interests in Ute. The number of shares of Common Stock issued to the members of Ute was determined by the Company and the members of Ute. Due to the fact that three directors of the Company had interests in Ute, the transaction was submitted to the disinterested shareholders of the Company for their approval in accordance with the Utah Revised Business Corporation Act. The disinterested shareholders of the Company unanimously approved the Ute acquisition as of October 3, 1997.

        Pursuant to a consulting agreement between the Company and PDLM Consulting Limited ("PDLM") the Company has made payments to PDLM for consulting services from 1994 to 1997. Harold R. Tate owns a 50% equity interest in PDLM. The Company paid $480,000 to PDLM during 1996 and $160,000 to PDLM during 1997 pursuant to the terms of the consulting agreement. The consulting agreement was terminated in April 1997.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

               Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any written representations furnished to the Company, the Company believes that for the year ended December 31, 1998, all persons subject to the reporting requirements of Section 16(a) of the Exchange Act filed the required reports on a timely basis, except that a Form 5 was filed late by Louis
V. Holdener to report the withholding of 2,180 shares by the Company to satisfy income tax withholding obligations in connection with the vesting of 5,000 shares of restricted stock during 1998.


                            RATIFICATION OF SELECTION
                             OF INDEPENDENT AUDITORS

              The Board of Directors recommends that the Shareholders ratify the selection of Grant Thornton LLP, certified public accountants, as independent auditors to audit the accounts of the Company and its subsidiaries for 1999. Grant Thornton LLP are currently independent auditors for the Company.


                     APPROVAL OF THE 1999 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

              The Board of Directors has adopted, subject to approval by the Company's shareholders at the Annual Meeting, the Motor Cargo Industries, Inc. 1999 Stock Option Plan for Non-Employee Directors (the "1999 Stock Option Plan"). The full text of the 1999 Stock Option Plan is included as "Annex A" to this Proxy Statement and reference is made to such Annex A for a complete statement of the terms and provisions of the 1999 Stock Option Plan. The Board of Directors believes it is in the best interests of the Company to adopt the 1999 Stock Option Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1999 STOCK OPTION PLAN.

GENERAL

              The purpose of the 1999 Stock Option Plan is to afford non-employee members of the Board of Directors of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such directors an increased interest in and a greater concern for the welfare of the Company and to increase their identification with the interests of the shareholders of the Company.

              The Company currently has two Non-Employee directors, Robert Anderson and James Clayburn LaForce, Jr. In connection with the Company's initial public offering in November 1997, each of these non-employee directors was granted an option to purchase 10,000 shares of Common Stock at the initial public offering price of $12.00 per share. These options vest over a four-year period, with 25% of these options vesting on each of the first, second, third and fourth anniversaries of the date of grant. Subject to the approval of the 1999 Stock Option Plan by the shareholders, the Board of Directors approved the cancellation of the existing options held by non-employee directors and granted new options to each of the non-employee directors under the 1999 Stock Option Plan. An option to purchase 17,500 shares of Common Stock at $7.50 per share was granted to each of Mr. Anderson and Mr. LaForce. These options vest over a four-year period, with 25% of these options vesting on each of the first, second, third and fourth anniversaries of the date of grant. The following table shows the options that have been granted to the Company's non-employee directors under the 1999 Stock Option Plan, as a group, subject to shareholder approval.

                             1999 Stock Option Plan
                           For Non-Employee Directors

        ---------------------------------------------------------------------------------
        Name and Position (or group)(1)          Dollar Value(2)    Number of Shares(3)
        -------------------------------          ---------------    -------------------
        Non-Employee Directors (as a group)            N/A                 35,000

------------------------

(1) Options may be granted only to non-employee directors of the Company pursuant to the 1999 Stock Option Plan.

(2) All options granted under the 1999 Stock Option Plan were granted at fair market value. Accordingly, the dollar value benefit is based upon future appreciation in the Company's Common Stock and, therefore, is not presently determinable.

(3) The 1999 Stock Option Plan authorizes the issuance of options to purchase an aggregate of 100,000 shares. 35,000 shares have been granted to the Company's current non-employee directors, subject to shareholder approval. If the 1999 Stock Option Plan is approved by the shareholders, the remaining 65,000 shares will be available for future awards either to current or future non-employee directors of the Company.


ELIGIBILITY; SHARES AVAILABLE FOR ISSUANCE

              The 1999 Stock Option Plan provides for the issuance of options to purchase up to an aggregate of 100,000 shares of the Company's Common Stock, subject to adjustment in the event of certain corporate changes affecting the Company's Common Stock, such as mergers, reorganizations, stock splits, stock dividends, or other like changes in the capital structure of the Company . Options may be granted only to non-employee directors of the Company pursuant to the 1999 Stock Option Plan. As of March 31, 1999, the market value of the 100,000 shares of Common Stock authorized for issuance under the 1999 Plan was $600,000.

ADMINISTRATION

              The Board of Directors may designate from among its members a committee to administer the 1999 Stock Option Plan. Any or all powers and functions of the committee, however, may be exercised at any time and from time to time by the Board of Directors or an executive committee of the Board of Directors.

              The Board of Directors, or a properly authorized committee of the Board of Directors, may amend the 1999 Stock Option Plan and the options granted thereunder, provided that no amendment may be made without the approval of the shareholders of the Company that will (a) increase the total number of shares reserved for options under the 1999 Stock Option Plan, (b) modify the provisions of the 1999 Stock Option Plan relating to eligibility or (c) materially increase the benefits accruing to participants under the 1999 Stock Option Plan, unless permitted by applicable law. The rights and obligations under any option granted before amendment of the 1999 Stock Option Plan or any unexercised portion of such option may not be adversely affected by amendment of the 1999 Stock Option Plan or the option without the consent of the holder of such option.

OPTION TERMS

              Subject to the express provisions of the 1999 Stock Option Plan, the Board of Directors or a properly authorized committee has the authority, in its discretion, to determine the persons to whom options will be granted, the time when such persons shall be granted options, the number of shares which will be subject to each option, the periods during which such options will be exercisable (whether in whole or part), and the other terms and provisions thereof.

              All stock options granted under the 1999 Stock Option Plan are non-qualified stock options. The stock options authorized by the 1999 Stock Option Plan are not intended to meet the requirements of incentive stock options within the meaning of Section 422 of the Internal Revenue Code.

              The price for each share purchasable under any option granted pursuant to the 1999 Stock Option Plan may not be less than 75% of the fair market value per share on the date the option is granted. The purchase price for shares purchased pursuant to the exercise of an option is to be paid in cash; provided, however, that in lieu of cash, the holder of an option may, if the terms of the option so provide and to the extent permitted by applicable law, exercise an option in whole or in part by delivering to the Company shares of Common Stock having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such shares. Other than continued service to the Company by non-employee directors, the Company will not receive consideration for the grant of options under the 1999 Stock Option Plan. The Company will, however, receive the exercise price per share in connection with the issuance of shares pursuant to any exercise of options granted under the plan.

NON-TRANSFERABILITY; TERMINATION OF DIRECTORSHIP

              Options granted under the 1999 Stock Option Plan are not transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution. If a non-employee director terminates his directorship with the Company (other than for cause or by reason of death or disability) the non-employee director may, within the three-month period following such termination, exercise outstanding options under the 1999 Stock Option Plan to the extent the non-employee director was entitled to exercise such options at the date of termination. If the directorship of a non-employee director terminates due to disability, the non-employee director may exercise outstanding options within the one-year period following such termination. If a non-employee director dies while a director of the Company or during the three-month or one-year period described above, whichever is applicable, the legal representative of such director, or the person acquiring an option by bequest or inheritance may exercise outstanding options within the one-year period following the date of death. If the directorship of a non-employee director is terminated for cause, any option granted under the 1999 Stock Option Plan shall, unless otherwise specified in the option, terminate immediately.

EFFECT OF A CHANGE IN CONTROL

       In the event of a change in control of the Company, all then outstanding options under the 1999 Stock Option Plan will immediately become exercisable. For purposes of the 1999 Stock Option Plan, a "change in control" of the Company occurs if (a) more than 50% of the total combined voting power of all classes of stock of the Company normally entitled to vote for the election of directors of the Company is acquired by another person, firm or corporation or by a cooperating group of such individuals or entities, or (b) the Board of Directors approves a consolidation or merger of the Company with another corporation, the consummation of which would result in the occurrence of an event described in clause (a) above.

       The Board of Directors, or a properly authorized committee, in its sole discretion, may determine that, upon the occurrence of a change in control, each option outstanding under the 1999 Stock Option Plan shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share subject to such option, an amount equal to the excess of the fair market value of such shares immediately prior to the occurrence of such transaction over the exercise price per share of such option.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

       Tax Consequences to Participants. In general, no income will be recognized by an optionee at the time an option is granted under the 1999 Stock Option Plan. At the time of exercise of an option, ordinary income will be recognized by the optionee in an amount equal to the difference between the exercise price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of an option under the 1999 Stock Option Plan, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

       The exercise of an option by delivering other shares will generally not cause the recognition of gain or loss with respect to the exchange of shares even if the value of the exchanged shares exceeds the tax basis of these shares. However, ordinary income will be recognized on the exercise of the option to the same extent it would have been recognized if the exercise price had been paid in cash.

       Tax Consequences to the Company. To the extent that an optionee recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness and is an ordinary and necessary business expense.

                                  ANNUAL REPORT

              A copy of the Company's Annual Report on Form 10-K to Shareholders is being furnished to Shareholders concurrently herewith. Exhibits to the Annual Report on Form 10-K will be furnished to Shareholders upon payment of photocopying charges.


                            PROPOSALS BY SHAREHOLDERS

              Proposals that Shareholders wish to include in the Company's Proxy Statement and form of proxy for presentation at the Company's 2000 Annual Meeting of Shareholders must be received by the Company at 845 West Center Street, North Salt Lake, Utah 84154, Attention Marvin L. Friedland, Secretary, no later than January 4, 2000.



                                   By Order of the Board of Directors



                                   Marvin L. Friedland
                                   Vice President, General Counsel and Secretary


May 3, 1999

                                                                         ANNEX A



                          MOTOR CARGO INDUSTRIES, INC.
                1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

I.             PURPOSES

       Motor Cargo Industries, Inc. (the "Company") desires to afford certain of the non-employee members of the Board of Directors of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such directors an increased interest in and a greater concern for the welfare of the Company and its subsidiaries and to increase their identification with the interests of the stockholders of the Company.

               The stock options ("Options") granted under the Plan are not intended to be options that meet the requirements for incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

II.            AMOUNT OF STOCK SUBJECT TO THE PLAN

               The total number of Common Shares of the Company which either may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed, in the aggregate, One Hundred Thousand (100,000) of the currently authorized Common Shares, no par value, of the Company (the "Shares"), such number to be subject to adjustment in accordance with Article XI of the Plan. Shares that are the subject of Options shall be counted only once in determining whether the maximum number of Shares that may be purchased or awarded under the Plan has been exceeded.

               Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options may again be subject to an Option under the Plan.

               Subject to Article XXI hereof, the Company may, from time to time during the period beginning on January 1, 1999 (the "Effective Date") and ending on December 31, 2008 (the "Termination Date"), grant to non-employee directors of the Company Options under the terms hereinafter set forth.

III.           ADMINISTRATION

               The board of directors of the Company (the "Board of Directors") shall designate from among its members a committee (the "Committee") to administer the Plan. The Committee shall consist of no fewer than two members of the Board of Directors. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee at any time may be filled by resolution adopted by the Board of Directors.

               Any or all powers and functions of the Committee may be exercised at any time and from time to time by the Board of Directors or an executive committee of the Board of Directors (the "Executive Committee"; references below to the Committee shall be deemed to include references to the Board of Directors and the Executive Committee, except as the context otherwise requires).

               Subject to the express provisions of the Plan, the Committee shall have authority in its discretion, to determine the persons to whom Options shall be granted, the time when such persons shall be granted Options, the number of Shares which shall be subject to each Option, the purchase price of each Share which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or part), and the other terms and provisions thereof (which need not be identical).

               Subject to the express provisions of the Plan, the Committee also shall have authority to construe the Plan and the Options granted thereunder, to amend the Plan and the Options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Options (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. The Committee also shall have the authority to require, in its discretion as a condition of the granting of any such Option, that the director agree (a) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of such Option for a period of six (6) months following the date of the acquisition of such Option. In no event will a director who is subject to the reporting requirements of
Section 16(a) of the Exchange Act be entitled to sell or otherwise dispose of any Shares acquired pursuant to exercise of any such Options for a period of six
(6) months from the date of the acquisition of such Options.

               The determination of the Committee on matters referred to in this
Article III shall be conclusive.

               The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Board of Directors, the Executive Committee or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award of Options granted hereunder.

IV.            ELIGIBILITY

               Options may be granted only to non-employee directors of the Company. The Plan does not create a right in any person to participate in the Plan, nor does it create a right in any person to have any Options granted to him or her.

V.             OPTION PRICE AND PAYMENT

               The price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than seventy-five percent (75%) of the fair market value per Share at the date the Option is granted.

               If the Shares are listed on a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the closing quotation at which such Shares are sold on such national securities exchange on the date such Option is granted. In the event that the Shares are listed on a national securities exchange in the United States on such date but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the Untied States on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

               If on the date any Option is granted a public market exists for the Shares but such Shares are not listed on a national securities exchange in the United States, the fair market value per Share shall be deemed to be the average of the closing bid and asked quotations in the over-the-counter market for such Shares in the United States on the date such Option is granted. In the event that there are no bid and asked quotations in the over-the-counter market in the United States for such

Shares on the date such Option is granted, the fair market value per Share shall be deemed to be the average of the closing bid and asked quotations in the over-the-counter market in the United States for such shares on the closest date preceding the date such Option is granted for which such quotations are available.

               For purposes of this Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

               Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the holder of an Option may, if the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option in whole or in part, by delivering to the Company Common Shares of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such shares, the fair market value of the Common Shares so delivered to be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

VI.            TERMS OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

               Any Option granted hereunder shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option. The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

               To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

               In no event shall an Option granted hereunder be exercised for a fraction of a Share.

               A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate to him for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired Shares in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired Shares.

VII.           TERMINATION OF DIRECTORSHIP

               Upon termination of the directorship with the Company of any non-employee director, any Option previously granted to the director, unless otherwise specified by the Committee in the Option, shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

                      (a) if the director shall die while a director of the
               Company or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such director was entitled to exercise an Option as herein provided, the legal representative of such director, or such person who acquired such Option by bequest or inheritance or by reason of the death of the director, may, not later than one (1) year from the date of death, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option; and

                      (b) if the directorship of any non-employee director to
               whom such Option shall have been granted shall terminate for any reason other than for cause, and while such director is entitled to exercise such Option as herein provided, such director shall have the right to exercise such Option so granted in respect of any or all of such number of Shares as specified by the Committee in such Option, at any time up to and including (i) three (3) months after the date of such termination of directorship, and
               (ii) one (1) year after the date of termination of directorship in the case of termination by reason of disability.

               In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exercisability of such Option, as specified therein.

               If the directorship of a non-employee director is terminated for cause, any Option granted hereunder shall, unless otherwise specified by the Committee in the Option, forthwith terminate with respect to any unexercised portion thereof.

               If an Option granted hereunder shall be exercised by the legal representative of a deceased grantee or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any director or former director, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

               For the purposes of the Plan, the term "for cause" shall mean as determined by the Committee or the Board of Directors, in its sole discretion,
(i) there has been a theft, embezzlement, or other criminal misappropriation of funds by the director, whether from the Company or any other person; (ii) there has been an incident or occurrence of substance abuse by the director that impaired or that impairs the director's ability to perform his duties and responsibilities to the Company; (iii) director has been convicted of or has entered a plea of guilty or nolo contendere to a felony or to any other crime, which other crime is punishable by incarceration for a period of one (1) year or longer, or which is a crime involving moral turpitude; or (iv) the director has in a material way, engaged in conduct injurious to the Company.

VIII.          EXERCISE OF OPTIONS

               Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and accompanied by payment of the purchase price. Subject to the terms of Articles XIII, XIV and XV hereof, the Company shall cause certificates for the Shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

IX.            USE OF PROCEEDS

               The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

X.             NON-TRANSFERABILITY OF OPTIONS

               An Option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder. Except to the extent provided above, Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

XI.            ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

               Notwithstanding any other provision contained herein, in the event of any change in the Shares subject to the Plan or to any Option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company), the Committee shall make appropriate adjustments to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options, the maximum number of shares for which Options may be granted to any one director or the non-employee directors of the Company as a group, and the number of Shares and price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Committee as to these matters shall be conclusive.

               In the event of a "change in control" of the Company, all then outstanding Options shall immediately become exercisable. For purposes of the Plan, a "change in control" of the Company occurs if (a) more than fifty percent (50%) of the total combined voting power of all classes of stock of the Company normally entitled to vote for the election of directors of the Company is acquired by another person, firm or corporation or by a cooperating group of such individuals or entities, or (b) the Board of Directors approves a consolidation or merger of the Company with another corporation, the consummation of which would result in the occurrence of an event described in clause (a) above.

               The Committee, in its sole discretion, may determine that, upon the occurrence of a transaction described in the preceding paragraph, each Option outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option, an amount equal to the excess of the fair market value of such Shares immediately prior to the occurrence of such transaction over the exercise price per Share of such Option; such amount shall be payable in cash, in one or more of the kinds of property payable in such transaction, or in a combination thereof, as the Committee in its discretion shall determine. The provisions contained in the preceding sentence shall be inapplicable to an Option granted within six (6) months before the occurrence of a transaction described above if the holder of such Option is subject to the reporting requirements of Section 16(a) of the Exchange Act.

XII.           RIGHT TO TERMINATE DIRECTORSHIP

               Neither the Plan nor any Option shall confer upon the director any right with respect to continuing his or her relationship as a director of the Company, nor shall the Plan or any Option interfere in any way with the director's right or the Company's right to terminate such relationship, with or without cause.

XIII.          PURCHASE FOR INVESTMENT

               Except as hereinafter provided, the Committee may require the holder of an Option granted hereunder, as a condition of exercise of such Option, to execute and deliver to the Company a written statement in form satisfactory to the Committee, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent resale or distribution of any of such Shares shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel of the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (x) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (y) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

               Nothing herein shall be construed as requiring the Company to register Shares subject to any Option under the Securities Act. In addition, if at any time the Committee shall determine that the listing or qualification of the Shares subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an Option, or the issuance of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

XIV.           ISSUANCE OF STOCK CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

               Upon any exercise of an Option which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person.

               The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as the Committee, in its discretion, determines to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (b) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares.

               The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement.

               All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

XV.            LISTING OF SHARES AND RELATED MATTERS

               The Board of Directors may delay any issuance or delivery of Shares if it determines that listing, registration or qualification of Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

XVI.           AMENDMENT OF THE PLAN

               The Board of Directors may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (a) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Article XI hereof), (b) modify the provisions of the Plan relating to eligibility, or (c) materially increase the benefits accruing to participants under the Plan, unless permitted by applicable law. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or the Option without the consent of the holder of such Option.

 XVII.         TERMINATION OR SUSPENSION OF THE PLAN

               The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Committee to construe and administer any Options granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

XVIII.         SAVINGS PROVISION

               With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

XIX.           GOVERNING LAW

               The Plan and Options as may be granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the domestic substantive laws of the State of Utah, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

XX.            PARTIAL INVALIDITY

               The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXI.           EFFECTIVE DATE

               The Plan shall become effective at 9:00 a.m., Salt Lake City time, on the Effective Date; provided, however, that if the Plan is not approved by a vote of the stockholders of the Company at an annual meeting or any special meeting or by unanimous written consent within twelve (12) months after the Effective Date, the Plan and any Options granted thereunder shall terminate.

                                      PROXY


                          MOTOR CARGO INDUSTRIES, INC.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


               The undersigned hereby appoints Marshall L. Tate and Marvin L. Friedland, and each of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned on April 20, 1999 at the Annual Meeting of Shareholders to be held at the University Park Marriott Hotel, 480 Wakara Way, Salt Lake City, Utah on June 21, 1999 at 11:00 a.m. (local time), or any adjournment thereof.

1.   Proposal to elect five Directors:

         FOR all nominees listed below                     WITHHOLD authority to vote
         (except as indicated to the contrary below)       for all nominees listed below

                      ---                                               ---


INSTRUCTION: To withhold authority to vote for any individual nominee, cross a line through the nominee's name in the list below.

Nominees: Harold R. Tate - Marshall L. Tate - Marvin L. Friedland - Robert Anderson - James Clayburn LaForce, Jr.


2.  Proposal to ratify the selection of  Grant Thornton LLP as the independent         FOR    AGAINST    ABSTAIN
    auditors to audit the Consolidated Financial Statements of the Company
    and its subsidiaries for the year ending December 31, 1999.                        ---      ---        ---

3.  Proposal to approve the Company's 1999 Stock Option Plan                           FOR    AGAINST    ABSTAIN
    for Non-Employee Directors
4.  In their discretion, the Proxies are authorized to vote upon such                  ---      ---        ---
    other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Please sign and date this Proxy where shown below and return it promptly.
No postage is required if this proxy is returned in the enclosed envelope and mailed in the United States.

Signed: ___________________ Signed: ___________________ Date: ____________, 1999

NOTE: (Please sign above exactly as the shares are registered. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)